UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2001


                           RRUN VENTURES NETWORK INC.
             (Exact name of Registrant as specified in its charter)

  Nevada                        000-27233                       98-0204736
(State or Other               (Commission File                (IRS Employer
Jurisdiction of                  Number)                      Identification
Incorporation)                                                   Number)

    4th Floor, 62 W. 8th Avenue, Vancouver, British Columbia, Canada V5Y 1M7
               (Address of principal executive offices) (Zip Code)

                                 (604) 682-6541
              (Registrant's telephone number, including area code)



                             UNITED MANAGEMENT, INC.
           Suite 104, 1456 St. Paul Street, Kelowna, British Columbia,
                Canada V1Y 2E6 (Former name or former address, if
                           changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Morgan & Company, Chartered Accountants, Vancouver, Canada, has been retained to audit the financials of the Registrant as of August 7, 2001. The change of auditor was approved by majority consent of the board of directors. Morgan & Company audited the financial statements for RRUN Ventures Network Inc. The accountant's report on the financial statements for the past year ended June 30, 2000 does not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The former accountant did not audit the financials statements for the prior fiscal year ended June 30, 1999. The Registrant has contacted its previous auditor, Cordovano & Harvey, Certified Public Accountants, and there are no disagreements between the Registrant and the previous auditor, Cordovano & Harvey, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which would cause them to make reference to the subject matter of a disagreement in connection with their reports for the two most recent fiscal years and the subsequent interim periods preceding their dismissal. Furthermore, the former accountant's reports for the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

         It is not anticipated that the reports of Morgan & Company will contain any adverse opinion or disclaimer or opinion, with the exception of a standard "going concern" qualification, if applicable.

         The registrant has provided Cordovano & Harvey with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosure made herein.

         A copy of its response is attached hereto and incorporated herein by this reference. See item 7.


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

Item 5.  OTHER EVENTS

         Not applicable.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired: Not Applicable.

         (b)      Pro forma financial information: Not Applicable.

         (c)      Exhibits:

                  Regulation S-K
                     Number                        Document

                       16               Letter from Cordovano & Harvey

Item 8.  CHANGE IN FISCAL YEAR

         Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RRUN Ventures NETWORK Inc.



DATED:  August 28, 2001                     By:     /s/ Ray Hawkins
                                               ---------------------------------
                                                  President




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